UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2014

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road Charlotte, North Carolina	28201-1017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 21, 2014, Family Dollar Stores, Inc. (“Family Dollar”) issued the following press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference:

FAMILY DOLLAR CERTIFIES SUBSTANTIAL COMPLIANCE WITH FTC’S SECOND REQUESTS

MATTHEWS, NC – October 21, 2014 – Family Dollar Stores, Inc. (“Family Dollar”) (NYSE:FDO), a leading national discount retailer offering name brands and quality, private brand merchandise, announced today that it has certified substantial compliance with the Federal Trade Commission’s (“FTC’s”) Request for Additional Information and Documentary Materials (“Second Request”), dated September 8, 2014, regarding the proposed acquisition (“Proposed Merger”) of Family Dollar by Dollar Tree, Inc. (“Dollar Tree”) (NASDAQ: DLTR). Pursuant to a timing agreement governing the schedule for the remainder of the FTC staff’s investigation, Family Dollar understands that Dollar Tree expects to certify substantial compliance with the FTC by November 7, 2014. The 30-day HSR waiting period will expire 30 days after both parties certify substantial compliance, unless terminated earlier by the FTC or extended by an agreement among the parties and the FTC.

Family Dollar has also announced that it has certified substantial compliance with the October 10, 2014 Second Request issued by the FTC in connection with Dollar General Corporation’s (“Dollar General’s”) (NYSE: DG) unsolicited conditional tender offer to acquire all of the outstanding common stock of Family Dollar. Family Dollar has received no information from Dollar General about when it intends to comply with its own Second Request, nor whether Dollar General intends to enter into a timing agreement with the FTC. The 30-day HSR waiting period associated with Dollar General’s unsolicited conditional offer will expire 30 days after both parties certify substantial compliance, unless terminated earlier by the FTC or extended by an agreement among the parties and the FTC. Family Dollar continues to believe, based on its discussions with the FTC staff, that the FTC review of the Dollar General tender offer will continue well into 2015.

Family Dollar is committed to cooperating with the FTC’s investigations of both transactions, and providing all of the necessary information from Family Dollar for the FTC to advance its review of both potential transactions as promptly as practicable.

Additional Information About the Dollar General Tender Offer

Family Dollar has filed a solicitation/recommendation statement with respect to the tender offer with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You may obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Family Dollar are available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed merger between Dollar Tree and Family Dollar, on October 20, 2014, Dollar Tree filed with the Securities and Exchange Commission (SEC) amendment no. 2 to its registration statement on Form S-4 that included a preliminary proxy statement of Family Dollar that also constitutes a prospectus of Dollar Tree. The registration statement has not yet become effective. After the registration statement has been declared effective by the SEC, the definitive proxy statement/prospectus will be delivered to stockholders of Family Dollar. INVESTORS AND SECURITY HOLDERS OF FAMILY DOLLAR ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders will be able to obtain free copies of the registration statement and the definitive proxy statement/prospectus (when available) and other documents filed with the SEC by Dollar Tree and Family Dollar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Dollar Tree are available free of charge on Dollar Tree’s internet website at www.DollarTree.com under the heading “Investor Relations” and then under the heading “Download Library” or by contacting Dollar Tree’s Investor Relations Department at 757-321-5284. Copies of the documents filed with the SEC by Family Dollar are available free of charge on Family Dollar’s internet website at www.FamilyDollar.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by contacting Family Dollar’s Investor Relations Department at 704-708-2858.

Participants in the Solicitation For the Proposed Dollar Tree/Family Dollar Merger

Dollar Tree, Family Dollar, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the holders of Family Dollar common stock in respect of the proposed merger between Dollar Tree and Family Dollar. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of proxies in favor of the proposed merger are set forth in the proxy statement/prospectus filed with the SEC. You can also find information about Dollar Tree’s and Family Dollar’s directors and executive officers in their respective definitive proxy statements filed with the SEC on May 12, 2014 and December 6, 2013, respectively. You can obtain free copies of these documents from Dollar Tree or Family Dollar using the contact information above.

Forward Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and information about our current and future prospects and our operations and financial results are based on currently available information. Various risks, uncertainties and other factors could cause actual future results and financial performance to vary significantly from those anticipated in such statements. The forward looking statements contained herein include assumptions about our operations, such as cost controls and market conditions, and certain plans, activities or events which we expect will or may occur in the future and relate to, among other things, the business combination transaction involving Dollar Tree and Family Dollar, the unsolicited tender offer and proposals from Dollar General and any other alternative business combination transactions, the financing of the proposed transactions, the benefits, results, effects, timing and certainty of the proposed transactions, future financial and operating results, expectations concerning the antitrust review process for the proposed transactions and the combined company’s plans, objectives, expectations (financial or otherwise) and intentions.

Risks and uncertainties related to the proposed mergers include, among others: the risk that Family Dollar’s stockholders do not approve either merger; the risk that the merger agreement is terminated as a result of a competing proposal; the risk that regulatory approvals required for either merger are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of either merger are not satisfied; the risk that the financing required to fund either transaction is not obtained; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of either merger; uncertainties as to the timing of either merger; competitive responses to either proposed merger; response by activist stockholders to either merger; costs and difficulties related to the integration of Family Dollar’s business and operations with Dollar Tree’s or other potential business combination transaction counterparties’ business and operations; the inability to obtain, or delays in obtaining, the cost savings and synergies contemplated by either merger; uncertainty of the expected financial performance of the combined company following completion of either proposed transaction; the calculations of, and factors that may impact the calculations of, the acquisition price in connection with either proposed transaction and the allocation of such acquisition price to the net assets acquired in accordance with applicable accounting rules and methodologies; unexpected costs, charges or expenses resulting from either merger; litigation relating to either merger; the outcome of pending or potential litigation or governmental investigations; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions. Consequently, all of the forward-looking statements made by Family Dollar, in this and in other documents or statements are qualified by factors, risks and uncertainties, including, but not limited to, those set forth under the headings titled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in Family Dollar’s Annual Report on Form 10-K for the fiscal year ended August 31, 2013, Family Dollar’s Quarterly Report on Form 10-Q for the quarter ended May 31, 2014, and other reports filed by Family Dollar with the SEC, which are available at the SEC’s website http://www.sec.gov.

Please read our “Risk Factors” and other cautionary statements contained in these filings. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Family Dollar undertakes no obligation to update or revise any forward-looking statements, even if experience or future changes make it clear that projected results expressed or implied in such statements will not be realized, except as may be required by law. As a result of these risks and others, actual results could vary significantly from those anticipated herein, and our financial condition and results of operations could be materially adversely affected.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press Release of Family Dollar Stores, Inc., dated October 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: October 21, 2014	By:	/s/ James C. Snyder, Jr.
James C. Snyder, Jr.
Senior Vice President, General Counsel and Secretary